NUBURU Announces Evaluation of Strategic Alternatives

CENTENNIAL, Colo., Feb. 07. 2024 -- NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced that it has engaged Northland Capital Markets (“Northland”) as its financial advisor in connection with its evaluation of strategic alternatives. With assistance from Northland and its other advisors, the Company will assess a full range of strategic alternatives, including a sale, merger, divestiture, recapitalization, going private transaction, additional financing, and other significant transactions.

The Company has not set a timetable for the conclusion of its evaluation of strategic alternatives and has not made any decisions related to strategic alternatives at this time.

There can be no assurance that this evaluation will result in any definitive documentation to consummate one or more transactions, or other strategic changes or outcomes, or, that the terms of any such transactions, changes, or outcomes will be favorable. Even if the Company enters into a definitive agreement, the Company may not be successful in completing a transaction, change or outcome, or, if it completes such a transaction, change or outcome, it may not ultimately enhance value or deliver expected benefits.

The Company does not expect to comment further with respect to this evaluation unless or until it has approved a specific course of action or has otherwise concluded that further disclosure is appropriate or legally required.

About NUBURU

Founded in 2015, NUBURU, Inc. (NYSEAM: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.nuburu.net.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including relating to its continued listing on the NYSE American. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. Forward-looking statements in this press release include, among other things: anticipated benefits associated with laser-based additive manufacturing. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated, whether from Lincoln Park Capital Fund, LLC or other sources; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from the partnership with GE Additive; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Contact:

Financial Advisor:

Jeff Peterson

Northland Capital Markets

jpeterson@northlandcapitalmarkets.com

(612) 851-5966

Investor Relations:
Cody Slach & Ralf Esper
Gateway Group, Inc.

BURU@gateway-grp.com

(949) 574-3860

Media Relations:
Zach Kadletz & Anna Rutter

Gateway Group, Inc.

BURU@gateway-grp.com

(949) 574-3860